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                                                                   Exhibit 10(a)


                      SENSORMATIC ELECTRONICS CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                FOR VICE PRESIDENT LEVEL EMPLOYEES AND OFFICERS

                            Effective July 15, 1998
                  Amended and Restated as of December 1, 1998

                  1. PURPOSE. The purpose of this Supplemental Executive Retirement Plan For Vice President Level Employees and Officers (the "Plan"), which is intended to be a defined benefit plan, is to aid Sensormatic Electronics Corporation (the "Company") and its subsidiaries in retaining the services of a select group of key management executives or highly compensated employees and to avoid the substantial financial loss that the Company would incur were such key management executives or highly compensated employees to leave the Company. Specifically, the Plan provides a means whereby such key management executives or highly compensated employees may receive retirement benefits from the Company, which benefits would also be payable to the key management executives or highly compensated employees in the event of disability, or to designated beneficiaries in the event of death, in return for continued service to the Company and other valuable consideration. The Plan is hereby established and is to be maintained for the exclusive benefit of a select group of key management executives or highly compensated employees of the Company and its subsidiaries.

                  2. EFFECTIVE DATE. The Plan shall commence as of July 15,
1998.

                  3. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or a Committee thereof designated by the Board, or any other committee designated by the Board from time to time to administer the Plan (the "Committee"). The Board or such Committee shall have full power to interpret the provisions of this Plan and to




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establish and amend rules and regulations for administration of the Plan. All actions of the Board or of the Committee with respect to the Plan, or any matter relating to, connected with, arising out of or resulting from the Plan, shall be taken at any meeting, duly called and held, by a majority of the members thereof then in office. Any such action also may be taken by a written instrument signed by all of the members of the Board or of the Committee and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The determination of the Board or of the Committee, with respect to any matter so relating to this Plan to be acted upon by the Board or by the Committee, shall be conclusive and binding. The Board, or the Committee designated by the Board to administer this Plan, is hereby designated as the Named Fiduciary of the Plan within the meaning of the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, if applicable.

                  4. ELIGIBILITY AND SELECTION. Only vice president level employees and officers of the Company or its subsidiaries who are identified as being on the payroll for either the United States or Puerto Rico (collectively, "Key Executives") are eligible to participate in this Plan if they have completed one Year of Employment (as such term is defined herein) as a Key Executive (the "Eligible Class"). The Board, or the Committee, shall select from time to time, in its sole discretion, which of the eligible Key Executives of the Company and its subsidiaries shall participate in the Plan. If the Key Executive is a participant in the Company's Senior Executive Defined Contribution Retirement Plan, Key Executive Supplemental Retirement Plan, Salary Continuation Plan or Supplemental Executive Retirement Plan For Director Level Employees, as a precondition to participation in this Plan, the Key Executive shall terminate his or her participation in said plan and agree with the Company that any and all



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benefits payable to him or her or to his or her beneficiaries thereunder at any time are thereby waived, released and forfeited to the Company, and any agreement under any said plans between the Company and the Key Executive shall immediately terminate, have no further force or effect and be null and void. Notwithstanding the foregoing, a Participant's final Retirement Benefit under this Plan cannot in the aggregate be less than the benefit he or she would have been entitled to receive as outlined in Schedule A to any applicable agreement with the Participant under the Company's Senior Executive Defined Contribution Retirement Plan, Key Executive Supplemental Retirement Plan, or Salary Continuation Plan, or as provided for in the Company's Supplemental Executive Retirement Plan For Director Level Employees, as the case may be, in the event he or she had been a participant in any said plans and terminated his or her participation therein in order to enter into this Plan. Participation in the Plan by a selected Key Executive shall commence when he or she shall have completed and returned to the Company the form set forth in Schedule A annexed hereto and any other forms or agreements prescribed by the Board or the Committee as a precondition to participation in the Plan. In each case thereafter, such Key Executive shall be deemed a Participant in the Plan (a "Participant").

                  5. "PLAN YEAR". The Plan Year of this Plan shall be the year commencing on July 1 and ending on June 30, except that the first Plan Year shall commence on July 15, 1998 and end on June 30, 1999.

                  6. "BENEFIT COMMENCEMENT DATE;" "NORMAL RETIREMENT DATE;" "NORMAL RETIREMENT AGE;" "EARLY RETIREMENT DATE;" "COMPENSATION". For the purposes of this Plan, the terms "Benefit Commencement Date," "Normal Retirement Date", "Normal Retirement Age ", "Early Retirement Date" and "Compensation" shall have the respective meanings as set forth below.



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                  (a) BENEFIT COMMENCEMENT DATE means the date on which the
Retirement Benefit (as defined in Section 7) of a Participant under this Plan is to commence, and shall be the first day of the month coincident with or next following the date on which the Participant shall have both attained his or her Normal Retirement Date (or, if so elected by the Participant, his or her Early Retirement Date) and shall have terminated his or her employment with the Company and its subsidiaries.

                  (b) NORMAL RETIREMENT DATE means the date on which the Participant shall have both attained age 62 (Normal Retirement Age) and completed ten (10) years of Vesting Service of which at least three (3) years of such service shall have been as a Key Executive. In the case of those Participants who were formerly participants in the Company's Senior Executive Defined Contribution Retirement Plan, the Board or the Committee may, in its respective sole discretion, provide that the Normal Retirement Age of such Participant shall be age 60, and that the Participant's Normal Retirement Date shall be the date on which each such Participant shall have both attained age 60 and completed ten (10) years of Vesting Service of which at least three (3) years of such service shall have been as a Key Executive, subject to the provisions of Section 8.

                  (c) EARLY RETIREMENT DATE means, except as otherwise provided in Section 6(b), the date on which the Participant shall have both attained age 60 and completed ten (10) years of Vesting Service of which at least three (3) years of such service shall have been as a Key Executive.

                  (d) COMPENSATION means total pay, i.e., base salary, bonus and commissions.



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                  7. "RETIREMENT BENEFIT." (a) A Participant's annual
Retirement Benefit hereunder shall be calculated as a fifteen (15) year certain annuity beginning at the Benefit Commencement Date, and shall equal (i), minus
(ii), minus (iii), where

         (i) equals fifty percent (50%) of the Participant's Final Average Compensation (which shall be the average of his or her Compensation for the five (5) highest compensation years out of the final ten (10) years of employment), except that the foregoing fifty percent (50%) figure shall be proportionately reduced for less than fifteen(15) years of Benefit Service; and

         (ii) equals the amount of the Participant's total accrued employer match contribution benefit as of the later of: (x) July 1, 1998, or (y) the date of the Participant's Participation in the Plan; credited to his or her account under the Company's Sensor Save Plan, increased annually to the Benefit Commencement Date by an amount equal to 3.2% of his or her eligible compensation under said plan (subject to the compensation limitation under Section 401(a)(17) of the Internal Revenue Code) for each such year, credited as of July 1 of each Plan Year, and credited with an annual rate of interest based on the money market fund rate under the Sensor Save Plan in effect as of the first day of each Plan Year. If the Participant terminates with a Vested Interest prior to attaining Normal Retirement Date, the account is assumed to increase to Normal Retirement Date using the most recent money market fund rate to accumulate a balance (the "hypothetical account balance"). This hypothetical account balance is converted to a 15 year certain annual annuity beginning at the Normal Retirement Date using an annual interest rate of 7%; and





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         (iii)    equals one hundred percent (100%) of the annual Social
                  Security benefit payable at Normal Retirement Age, under the current Federal law, at the date of his or her termination of employment. If termination of employment occurs prior to attaining Normal Retirement Date, the Social Security benefit payable is calculated assuming that the Participant has Compensation equal to zero subsequent to the date of termination. If Normal Retirement Date is prior to age 62, the Social Security benefit payable will be further reduced by 5/9 of 1% for each month that the Normal Retirement Date precedes age 62.

                  The final Retirement Benefit payable to a Participant shall be subject to the Vesting Service provisions in Section 8. In the event that the Participant has reached Early Retirement Date, the final Retirement Benefit shall be reduced by one-half of one percent (1/2 of 1%) for each month that the Benefit Commencement Date precedes the Participant's Normal Retirement Date. In the event that a Participant terminates with a Vested Interest and has not met eligibility for Early Retirement Date or Normal Retirement Date, the benefit will commence at Normal Retirement Date. Notwithstanding the foregoing, a Participant's final Retirement Benefit hereunder cannot be less than the benefit as outlined in Schedule A to any applicable agreement with the Participant under the Company's Senior Executive Defined Contribution Retirement Plan, Key Executive Supplemental Retirement Plan or Salary Continuation Plan, or as provided for in the Company's Supplemental Executive Retirement Plan For Director Level Employees, as the case may be, in the event he or she had been a participant in any said plans and terminated his or her participation therein in order to enter into this Plan.

                  (b) All calculations performed with respect to Participants' Retirement Benefits shall be performed using the following actuarial assumptions. This will be referred to




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as the Actuarial Equivalent. Unless otherwise specified herein, optional forms of benefit shall be calculated using the 1983 Group Annuity Mortality Table for Males with a three (3) year setback and an interest rate of 7%. Lump sum payments will be determined using the annual interest rate on 30-year Treasury securities as specified by the Commissioner of the Internal Revenue Service for the month of May of the Plan Year preceding the Plan Year of determination and by using the applicable mortality table under Section 417(e)(3) of the Internal Revenue Code and Treasury Regulation Section 1.417(e)-1T(d)(2).

                  (c) The normal form of payment of a Retirement Benefit is a fifteen (15) year certain annuity. Nevertheless, optional forms of payment which are the Actuarial Equivalent of said normal form may be approved by the Board or the Committee. In the event that the lump sum value of a Retirement Benefit is $5,000 or less, the Board or the Committee may, at its sole discretion, pay the lump sum value to the former Participant. Upon receipt of said lump sum payment by the former Participant, all obligations to the former Participant under this Plan shall cease. The $5,000 DE MINIMIS lump sum payment provided for herein shall automatically increase in amount as the $5,000 amount provided for in Section 411(a)(11)(A) of the Internal Revenue Code of 1986, as amended, increases from time to time.

                  (d) Each Participant's Retirement Benefit is subject to the Vesting Service and the Benefit Service provisions of Section 8, as well as to any other conditions set forth in this Plan.

                  8. "VESTING SERVICE"; "BENEFIT SERVICE".

                  (a) A year of Vesting Service will be earned for each completed Year of Employment. A year of Benefit Service will be earned for each completed Year of Employment, but will cease upon the Participant no longer being in the eligible Class.



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                  (b) The rights of a Participant to receive the full amounts payable under this Plan shall vest as follows:

                                                                     Percentage
Years of Vesting Service                                               Vested
------------------------                                             ----------
Less than 2 Years of Service (as defined below)                           0%
3 Years of Service or more, but less than 4                              30%
4 Years of Service or more, but less than 5                              40%
5 Years of Service or more, but less than 6                              50%
6 Years of Service or more, but less than 7                              60%
7 Years of Service or more, but less than 8                              70%
8 Years of Service or more, but less than 9                              80%
9 Years of Service or more, but less than 10                             90%
10 Years of Service or more,                                            100%

A Participant's "Vested Interest" shall be a percentage equal to the Participant's Percentage Vested under the above table as of the date of the termination of the Participant's employment with the Company. The accrual of Benefit Service shall cease upon the Participant no longer being in the Eligible Class. Notwithstanding the vesting of any rights of the Participant hereunder, the receipt of any benefit by the Participant shall be subject to the terms and conditions of this Plan and to compliance by the Participant with his obligations hereunder.

                  (c) For purposes of Section 4 and this Section 8: (i) a "Year of Employment" shall mean service for a period of twelve (12) consecutive months of employment with the Company counted from the date of the Participant's employment with the Company; and (ii) periods during which the Participant is on a Company approved disability leave of absence or on any other approved leave of absence which shall be deemed periods during which the Participant was actively employed by the Company, but only if, at the end of such period of the Company approved disability leave of absence or such other approved leave of absence, the Participant returns to full-time employment with the Company (unless any failure to return is caused by the




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failure of the Company to offer the Participant a position comparable to that held by him or her prior to such period or leave, or by the nature of any such Disability), or the Participant retires upon reaching Normal Retirement Age or dies. There shall be no prior service credit under this Plan for past Vesting Service or Benefit Service with any newly acquired subsidiaries unless otherwise determined by the Board or the Committee.

                  (d) For all purposes of this Plan, a Participant's employment by or periods of service with the Company shall be deemed to include Participant's employment by or periods of service with (i) any direct or indirect wholly-owned subsidiary of the Company during the period that such subsidiary is wholly-owned, and (ii) any other subsidiary of the Company designated by the Board, or a committee thereof, during the period specified by the Board in making such designation.

                  (e) Notwithstanding any contrary provision of this Section 8, in the event that the Participant is actively employed by the Company or is deemed to be actively employed by the Company pursuant to the preceding paragraphs of this Section 8, at the time that any "non-approved" Change in Control (as such terms are defined in Section 9 of this Plan) occurs, following such "non-approved" Change in Control, the Participant's Vested Percentage and Service Benefit shall be deemed to be 100%, and the Benefit Service shall be deemed to be equal to 15, irrespective of the number of Years of Service credited to the Participant pursuant to the Vested Service and Benefit Service requirements otherwise applicable.

                  9. CHANGE IN CONTROL.

                  (a) For purposes of this Plan, the term "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as



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amended (the "Exchange Act"), provided, that, without limitation, such a change in control shall be deemed to have occurred if (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, "Person") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, "Beneficial Owner"), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities, (ii) the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any other corporation or entity, unless the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly,
(A) if the Company is the surviving corporation in such transaction, 60% or more of the combined voting power of the Company's outstanding voting securities as well as 60% or more of the total market value of the Company's outstanding equity securities, (B) if the Company is not the surviving corporation, 80% or more of the combined voting power of the surviving entity's outstanding voting securities as well as 80% or more of the total market value of such entity's outstanding equity securities, or (C) in the case of a division, 80% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 80% or more of the total market value of each such entity's outstanding equity securities, in each case in substantially the same proportion as such shareholders owned shares of the Company prior to such transaction; (iii) the Company adopts a plan of complete liquidation or winding-up of the Company; (iv) the shareholders of the Company approve an agreement for the sale or disposition
(in one transaction or a series of transactions) of all or substantially all of the Company's assets; or (v) during any period of 24 consecutive months, individuals (y) who at the beginning of such period constitute the Board of Directors of the Company or (z) whose election, appointment or nomination for election was approved prior to such election or



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appointment by a vote of at least two-thirds of the directors in office immediately prior to such election or appointment who were directors at the beginning of such two-year period (other than any directors who prior to the Change in Control were associated or affiliated with any Person involved with any Change in Control or Attempted Change in Control), cease for any reason to constitute at least three-fourths of the Board of Directors of the Company.

                  (b) For purposes of this Plan, an "Attempted Change in Control" shall be deemed to have occurred (i) if any Person files (or fails to file when required to do so) with the Securities and Exchange Commission (the "SEC") a Statement on Schedule 13D relating to voting securities of the Company
(A) disclosing the acquisition of 10% or more thereof or (B) while disclosing the acquisition of less than 10% of such voting securities, indicates an intention to effect any of the transactions listed in Item 4 of Schedule 13D or otherwise to effect a Change in Control, (ii) upon the public announcement (including, without limitation, the filing with the SEC of a Statement on Schedule 14D-1) by any Person of an intention to make a tender offer or otherwise to effect a Change in Control, (iii) in the event of any solicitation of proxies for the election of directors of the Company pursuant to Rule l4a-11 of the Rules and Regulations under the Exchange Act or the filing of a Statement on Schedule 14B in anticipation thereof, (iv) the receipt by the Company from any Person of any other communication proposing, or indicating an intention, to effect a Change in Control by the acquisition of voting securities of the Company, the solicitation of proxies for the election of directors or otherwise or (v) if the Board of Directors of the Company or an authorized committee thereof otherwise determines that an Attempted Change in Control is pending. The termination of the pendency of an Attempted Change in Control shall be determined by the Board of Directors of the Company (or an



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authorized committee thereof); PROVIDED, that any Attempted Change in Control shall in any event be deemed to have terminated upon the occurrence of a Change in Control.

                  (c) A Change in Control shall be deemed, for purposes of this Plan, to be: (i) "non-approved" if (A) in connection with the consideration thereof by the Board of Directors of the Company, a majority of the Previous Members of the Board of Directors (as defined below), either before or after such Change in Control, (x) votes to disapprove of such Change in Control, (y) votes to approve of such Change in Control, but as a consequence of the existence of a competing proposal for a Change in Control, or (z) otherwise expressly declares that such Change in Control is "non-approved", or (B) a majority of the Previous Members of the Board of Directors neither expressly approves nor disapproves of such Change in Control, or (ii) "approved" if in connection with the consideration thereof by the Board of Directors of the Company, a majority of the Previous Members of the Board of Directors, either before or after such Change in Control, (x) approves of such Change in Control (other than as a consequence of the existence of a competing proposal for a Change of Control) or (y) otherwise expressly declares that such Change in Control is "approved", notwithstanding clause (A) (y) of this Section 5(c). The majority of the Previous Members of the Board of Directors shall indicate its approval or disapproval of a Change in Control by a statement or statements in writing to such effect. For purposes of this Plan, Previous Members of the Board of Directors shall mean members of the Board of Directors of the Company as of the date of a Change in Control who had been in office for a period of at least two (2) years immediately prior to such Change in Control (other than directors who prior to such Change in Control were appointed or elected as directors as a consequence of their association or affiliation with any Person effecting such Change in Control).




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                  In addition, notwithstanding any previous determination that a Change in Control was "approved", such Change in Control may subsequently be determined, in good faith, to be "non-approved" by a majority of the Previous Members of the Board of Directors who are then still in office with the Company or a corporate successor of the Company (or if fewer than two (2) such Previous Members of the Board of Directors are still in office, then by a majority of the Previous Members of the Board of Directors, whether or not still in office) within the 36-month period immediately following such Change in Control, if during such period there occur (1) events of the types referred to in Section 10 hereof with respect to individuals who were officers of the Company at the time of the Change in Control, (2) defaults by the Company under this Plan, (3) the involuntary termination (other than for cause or in the event of death or permanent disability) of the employment of a number of the officers of the Company who were officers immediately prior to such Change in Control exceeding 40% of the total number of such officers, or (4) the transfer (by sale, merger or otherwise) of all or substantially all the equity securities of the Company acquired by the Person effecting such Change in Control, of all or substantially all the assets of the Company, or of all or substantially all the equity securities of the Company's successor corporation, directly or indirectly, to a third party (other than a majority owned affiliate of such Person). In the event of such a subsequent determination, the Participants shall be entitled to all benefits arising under this Plan out of a "non-approved" Change in Control as if such Change in Control had been deemed "non-approved" initially. For purposes of this paragraph "(c)," the term "officers" shall not include individuals whose only office with the Company is Assistant Secretary or Assistant Treasurer.



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                  (d) For the purposes of this Section 9, references to
provisions of the Exchange Act and rules, regulations and schedules thereunder shall be to such provisions as they are in effect and interpreted as of the date of this Plan.

                  10. DEATH OR DISABILITY. (a) Any benefit payments due under the Plan on account of the death of the Key Executive shall be made by the Company to such person(s), entity or entities as the Key Executive may designate in Schedule A annexed hereto and made a part hereof. The Key Executive shall have the right to change the designated recipient(s) of these payments by presenting to the Company prior to his or her death a revised designation in the form, or substantially in the form of Schedule A annexed hereto. In the event the Key Executive shall fail to designate a recipient prior to his or her death, the payments shall be made to the Key Executive's estate.

                  (b) Notwithstanding anything to the contrary contained in this Section 10, the benefits provided for under this Section 10 shall not be payable in the event that the Key Executive's death results from suicide, whether sane or insane.

                  (c) In the event a Participant should die on or after the Benefit Commencement Date, before all Retirement Benefit payments have been made, the Company shall make the remaining payments to the person(s), entity or entities to whom payments would be made pursuant to this Section 10.

                  (d) Notwithstanding any contrary provision, in the event that a Participant becomes entitled to receive death or Disability payments pursuant to Section 11 or Section 12 hereof before becoming entitled to receive payments pursuant to Section 7, the provisions of Section 11 or Section 12 hereof, as the case may be, shall be controlling in the event of any



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conflict with the provisions of Section 7. In no event shall the Participant be entitled to receive benefits under more than one of Sections 7, 8, 9, 10, 11 and 12.

                  11. DEATH BENEFIT.

                  In the event a Participant should die after he or she has completed five (5) years of Vesting Service of which at least three (3) years were as a Key Executive, such person's accrued Percentage Vested shall be deemed to be 100%, and his or her Benefit Service shall be deemed to be equal to 15, and the survivor benefit hereunder shall be equal to 50% of the Participant's Retirement Benefit and is payable over a fifteen (15) year period.

                  The Benefit Commencement Date is the first day of the month coincident with or following the death of the Participant. The benefit payable will not be reduced to reflect early commencement.

                  12. DISABILITY.

                  (a) In the event of the Total and Permanent Disability of the Participant while he is actively employed by the Company, after five (5) years of Vesting Service of which at least three (3) years were as a Key Executive, and prior to his or her Benefit Commencement Date, the Participant shall be entitled to receive the payments provided for in Section 7 hereof, subject to the Participant's Vested Interest and his or her accrued Benefit Service. At the election of the Participant, such payments shall begin, subject to the terms and conditions of this Plan, on the first day of the month immediately following the month in which either (i) the Participant becomes approved for a Total and Permanent Disability or (ii) the Participant attains Normal Retirement Age, or at such other time prior to the Participant's attaining Normal Retirement Age, as may be elected by the Participant. If the benefit commences prior to Normal Retirement Date, the benefit will be reduced by one-half of one percent (1/2 of 1%) for each month that the Benefit




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Commencement Date precedes the Normal Retirement Date. Notwithstanding the foregoing sentence, in the event that payments pursuant to this paragraph "(a)" have not begun at the time that any "non-approved" Change in Control occurs, such payments shall begin on the first day of the first month immediately following the month in which such Change in Control occurs.

                  (b) For the purposes of this Plan, "Total and Permanent Disability" shall mean a total and permanent disability as defined in or within the meaning of Title 42, Section 423(d) of the United States Code, relating to Federal Old-age Survivors and Disability Insurance Benefits. The Participant shall not be considered to be Totally and Permanently Disabled unless he furnishes proof of the existence of such disability in such form and manner, and at such times, as may be required by the Board or the Committee, and such proof shall be satisfactory to the Board or the Committee. The determination by the Board or the Committee with respect to the existence of such a disability shall be conclusive and binding upon the Participant.

                  13. CONDITIONS TO PAYMENT OF RETIREMENT BENEFITS UNDER THIS PLAN.

                  (a) The payment of Retirement Benefits under this Plan is conditioned upon the Key Executive's full compliance with all of the following terms as well as any other conditions contained herein.

                  (b) The payment of Retirement Benefits under this Plan is, among other things, conditioned upon the Key Executive not, (i) at any time during his employment with the Company as provided for in his or her employment agreement, or in absence of any employment agreement with the Company, during the two (2) years after termination of his employment with the Company (if such termination is earlier than his or her Normal Retirement Date), or (ii) during the time the Key Executive is receiving Retirement Benefits hereunder, directly or indirectly, anywhere in the United States of America or elsewhere in the world:



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                           (1) engaging in any activity for or on behalf of any
         person (including the Key Executive) or entity engaged in a competitive line of business to that carried on by the Company (which term for purposes of this paragraph "b" includes the Company's affiliates, including, without limitation, distributors, licensees, franchisees, subsidiaries and joint ventures).

                           (2) soliciting or attempting to solicit business of any customers of the Company (including, during the Key Executive's employment with the Company, prospective customers to whom solicitation has been made on behalf of the Company and, after termination of Key Executive's employment with the Company, prospective customers to whom such solicitation has been made within one (1) year prior to such termination) for products or services the same or similar to those offered, sold, produced or under development by the Company;

                           (3) otherwise diverting or attempting to divert from the Company any business whatsoever;

                           (4) soliciting or attempting to solicit for any business endeavor any employee of the Company; or

                           (5) interfering with any business relationship between the Company and any other person.

                  In the event that the Key Executive does not fulfill the conditions set forth above in this paragraph "b", all remaining benefits under this Plan will be forfeited and the Company will have no further obligations under this Plan to the Key Executive or any other person. Notwithstanding anything to the contrary contained in this paragraph "b", the provisions hereof shall not prevent the Key Executive from purchasing or owning up to two percent (2%) of the voting securities of any corporation, the stock of which is publicly traded. The provisions of this paragraph "b" shall have no further force or effect following termination of the Key Executive's employment with the Company which occurs after the occurrence of a "non-approved" Change in Control.

                  (c) Notwithstanding any contrary provision of this Plan, in the event that the Key Executive's employment with the Company is terminated for cause, the Key Executive shall not be entitled to any benefits under this Plan. For purposes of this Plan, the Company shall be deemed to have terminated the Key Executive's employment with the Company for cause only if such termination is effected by reason of the conviction of the Key Executive for a felony under federal or state law relating to the assets, business or affairs of the Company or by reason of fraud or misappropriation relating to the assets, business or affairs of the Company.

                  (d) This Plan shall not be deemed to create a contract of employment between the Company and any Participant and shall create no right in any Participant to continue in the Company's employ for any specific period of time, or to create any other rights in any Participant or obligations on the part of the Company, except as are set forth in this Plan. Nor shall this Plan in any manner restrict the right of the Company at any time, with or without cause, to terminate the Participant's employment.

                  14. INDEPENDENCE OF BENEFITS.

                  The benefits payable under this Plan shall be independent of, and in addition to, any other benefits of compensation, whether by salary, bonus or otherwise, payable to the Key Executive under any employment arrangements and plans other than this Plan, including group insurance plans, incentive compensation plans and other retirement plans, that now exist or may hereafter exist from time to time.

                  15. ACCELERATION OF PAYMENTS.

                  Notwithstanding anything to the contrary contained herein, the Company reserves the right, and may at any time at its option elect, to accelerate the payment of any benefits payable under this Plan without the consent of the Key Executive, his or her designated recipient(s), his or her estate, or any other person or entity claiming through the Key Executive. In the event that the Company elects to accelerate the payment of such remaining benefits, the Company shall pay to the Key Executive, or other person entitled to such benefits, in lieu of the payments remaining due, a lump sum equal to the present value of such remaining payments, computed on the basis of the Actuarial Equivalent assumptions.

                  16. LEAVES OF ABSENCE. The Company may, in its sole and exclusive discretion, permit the Key Executive to take a leave of absence for a period not to exceed one (1) year, except that a Company approved leave of absence for disability may be allowed for a period in excess of one (1) year when consistent with the Company's leave of absence policy at the time. During such authorized leave, the Key Executive will still be considered to be in the continuous active employment of the Company subject to all the conditions provided for in this Plan.

                  17. CLAIMS PROCEDURE.

                  (a) The claims procedure of this Plan shall be implemented by the Board or the Committee acting as the "Claims Committee." The Participant, or his or her designated recipient(s), or his estate, or any other person claiming under him or her, shall make a claim for the benefits provided under this Plan by delivering a written request for such benefits to the Claims Committee.

                  (b) If a claim is wholly or partially denied, notice of the decision, meeting the requirements of paragraph "(c)" of this Section 17, shall be furnished to the claimant within a reasonable period of time after receipt of the claim by the Claims Committee.

                  (c) The Claims Committee shall provide to every claimant who is denied a claim for benefits written notice setting forth, in a manner calculated to be understood by the claimant, (i) the specific reason or reasons for the denial, (ii) the specific reference or references to the provisions of this Plan upon which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary and (iv) an explanation of the Plan's claim review procedure and the method of appeal from the decision, as set forth in paragraphs (d) and (e) of this Section 17.

                  (d) The purpose of the review procedure set forth in this paragraph and in paragraph (e) of this Section 17 is to provide a procedure by which a claimant under the Plan may have a reasonable opportunity to appeal a denial of a claim to the Claims Committee for a full and fair review. To accomplish that purpose, the claimant or his duly authorized representative may, by written application to the Claims Committee, request a review of the Claims Committee's decision. Such request may include a request to review any pertinent documents, and may include also a submission of issues and comments in writing. Any application for review of a decision denying a claim must be submitted to the Claims Committee within sixty (60) days after receipt by the claimant of written notice of the denial of his claim.

                  (e) The Claims Committee's decision on review shall be given within sixty (60) days after receipt of the request for review, or, in the event that a hearing is deemed necessary by the Claims Committee or other special circumstances require an extension of the time for review, within one hundred twenty (120) days after receipt of the request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the provisions of the Plan on which the decision is based. The final decision of the Claims Committee shall be conclusive and binding.

                  18. FUNDING. Direct funding of the Company's obligations under the Plan is not required. The Company may authorize the establishment of a trust by the Company to serve as the funding vehicle for the benefits described herein. In any event, the obligations of the Company shall constitute a general, unsecured obligation, payable solely out of its general assets, and no Participant shall have any right to any specific assets of the Company. A Participant or beneficiary shall have only the rights of a general, unsecured creditor against the Company for any distributions due under the Plan.

                  19. REPORTS. Any committee administering this Plan shall submit reports to the Board, annually, and at such other times as may be requested by the Board, such reports to indicate (i) the amount of benefits paid to participants or their beneficiaries during the preceding year, (ii) to whom such payments were made, (iii) persons entitled to future benefits under the Plan and the estimated amount of their respective benefits, (iv) the inclusion in the Plan of any proposed additional participants and (v) such other pertinent information with respect to the status of the Plan as the Board or the Committee may require or may deem appropriate.

                  20. AMENDMENT AND DISCONTINUANCE. The Board may, in its sole discretion at any time amend, modify, suspend, discontinue or terminate this Plan; provided, however, that no such event shall deprive a Participant or any beneficiary of a Retirement Benefit accrued or vested hereunder prior to the date of such event.

                  21. LIMITATIONS ON LIABILITY OF COMPANY. Neither the establishment of the Plan or any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to the Participant or any other person any legal or equitable right against the Company, any officer or employee or agent thereof, except as provided by applicable law or by any Plan provision.

                  22. CONSTRUCTION. If any provision of this Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of this Plan, where the context permits, the singular shall include the plural, and the plural shall include the singular. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of this Plan. The laws of the state of Delaware shall govern, control, and determine all questions of law arising with respect to this Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give a Participant the right to be retained in the service of the Company nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

                  The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded plan of deferred compensation for the exclusive benefit of a select group of key management executives or highly compensated employees, and no provision of this Plan shall be interpreted so as to give any individual any right in any assets of the Company or right which is greater than the rights of any general unsecured creditor of the Company.

                  23. SPENDTHRIFT PROVISION. No amount payable to a Participant or any Beneficiary under this Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge, or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit hereunder be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled thereto. Further, the withholding of taxes from Plan benefit payments, the recovery under the Plan of overpayment of benefits previously made to the Participant or any Beneficiary, if applicable, the transfer of benefit rights from the Plan to another plan, or the direct deposit of Plan benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

                  In the event that the Participant's or any Beneficiary's benefits hereunder are garnished or attached by order of any court, the Company may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's account or, if the Company prefers, paid into the court as they become payable, to be distributed by the court as it deems proper at the close of said action.

                  24. ASSIGNABILITY.

                  Except insofar as this provision may be contrary to applicable law, and except as provided for herein, neither this Plan nor any benefits under or interests in this Plan shall be assignable or transferable by any Key Executive or be subject to attachment, execution or similar process, and no assignment, pledge, collateralization, attachment, execution or other encumbrance or disposition of or on any Key Executive's interest in or benefits under this Plan shall be valid or recognized by the Company.

                  25. NOTICES.

                  Any notices required or permitted hereunder shall be in writing and shall be deemed to be sufficiently given at the time when delivered personally or when mailed by certified or registered first class mail, postage prepaid, addressed to either party hereto as follows:

                  If to the Company:

                           Sensormatic Electronics Corporation
                           951 Yamato Road
                           Boca Raton, Florida 33431
                           Attention: Chief Executive Officer;

                  If to the Key Executive:

                           At his or her last known address, as indicated by the employment records of the Company;

or to such changed address as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt.

                  26. CONTROLLING INSTRUMENT.

                  In the event of any inconsistency between any provision of this Plan or any description or summary of the Plan furnished to any Key Executive before or after the effective date of this Plan, the applicable provisions of this Plan shall control.

                                   SCHEDULE A

                  DESIGNATION OF DEATH BENEFIT RECIPIENT UNDER
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR
                  VICE PRESIDENT LEVEL EMPLOYEES AND OFFICERS

                  The undersigned, ____________________, hereby requests that Sensormatic Electronics Corporation (the "Company") (mark/change) its records to reflect __________________________ (1) as the designated recipient(s) of any death benefit payable pursuant to the Supplemental Executive Retirement Plan For Vice President Level Employees and Officers, in the event of the undersigned's death, and to make payments of any death benefit accrued to the above designated recipient(s) as provided for under the term of the Plan. The Company is instructed to treat the above designated recipient(s) as the Key Executive's designated recipient until such time as it receives a new "Designation of Supplemental Executive Retirement Plan Death Benefit Recipient" from the undersigned which makes a change.




------------------------------               ----------------------------------
(Date)                                       (Key Executive's Signature)




------------------------------
Witness

(1)      Sample Designations:

         1.   Jane Smith, wife, if living, otherwise to John Smith, son.
         2. John Smith, son, and Mary Smith, daughter, equally, or to the survivor.
         3. Jane Smith, wife, if living, or otherwise to John Smith, son, and Mary Smith, daughter, equally, or to the survivor.
         4.   (Name of Recipient).
         5.   His estate.

                      SENSORMATIC ELECTRONICS CORPORATION

                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

                FOR VICE PRESIDENT LEVEL EMPLOYEES AND OFFICERS

                  AGREEMENT, effective as of July 15, 1998, by and between Sensormatic Electronics Corporation, a Delaware corporation having its principal place of business at 951 Yamato Road, Boca Raton, Florida 33431 (the "Company"), and ___[NAME]__ residing at ________________
_________________________, (the "Key Executive").

                              W I T N E S S E T H:

                  WHEREAS, the Key Executive has been continually employed by the Company since __________ and has been serving in the capacity of ______________________ for at least 3 years since _________, 199__ and, therefore, is part of the Eligible Class described in Section 4 of the Company's Supplemental Executive Retirement Plan (the "Plan");

                  WHEREAS, the Key Executive is willing to continue in the employment of the Company provided the Company agrees to provide for certain benefits in the event of the Key Executive's retirement (or when attaining Normal Retirement Age, if no longer employed by the Company), death or disability, subject to and in accordance with the terms and conditions of this Agreement; and

                  WHEREAS, the Key Executive has been selected by the Board of Directors of the Company (the "Board"), or by a committee designated by the Board to administer the Plan (the "Committee"), to participate in the Plan, in accordance with the terms and conditions of this Agreement;

                  WHEREAS, if applicable, in consideration of said selection, the Key Executive has agreed to terminate his or her participation in the Company's Senior Executive Defined Contribution Retirement Plan, Key Executive Supplemental Retirement Plan, or Salary Continuation Plan, as the case may be, and to forfeit any and all benefits thereunder payable to him or to her, or to any beneficiaries.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

                  1. TERMINATION OF CERTAIN RIGHTS. If the Key Executive is a participant in any of the Company's Senior Executive Defined Contribution Retirement Plan, Key Executive Supplemental Retirement Plan, or Salary Continuation Plan, as the case may be, he or she herewith terminates his or her participation in each of said plans and agrees with the Company that any and all benefits payable to him or her or his or her beneficiaries thereunder at any time are hereby waived, released and forfeited to the Company, and any agreement thereunder between the Company and the Key Executive shall immediately terminate, shall have no further force or effect and shall be null and void. Notwithstanding the foregoing, a Participant's final Retirement Benefit hereunder cannot in the aggregate be less than the benefit he or she would have been entitled to receive as outlined in Schedule A to the Company's Senior Executive Defined Contribution Retirement Plan, Key Executive Supplemental Retirement Plan or Salary Continuation Plan, as the case may be.

                  2. INCORPORATION OF PLAN IN THIS AGREEMENT AND DESIGNATION OF BENEFICIARY.

                  a. The Company and the Key Executive hereby agree that all of the terms, provisions, conditions and definitions of the Plan (a copy of which is annexed hereto as Exhibit A) are hereby incorporated into this Agreement with the same force and effect as if fully contained herein.

                  b. Any benefit payments due under the Plan on account of the death of the Key Executive shall be made by the Company to such person(s), entity or entities as the Key Executive may designate in Schedule A annexed hereto and made a part hereof. The Key Executive shall have the right to change the designated recipient(s) of these payments by presenting to the Company prior to his or her death a revised designation in the form, or substantially in the form of Schedule A annexed hereto. In the event the Key Executive shall fail to designate a recipient prior to his or her death, the payments shall be made to the Key Executive's estate.

                  c. Notwithstanding anything to the contrary contained in this
Section 2, the benefits provided for under this Section 2 shall not be payable in the event that the Key Executive's death results from suicide, whether sane or insane.

                  3. CONDITIONS TO PAYMENT OF RETIREMENT BENEFITS UNDER THE
PLAN.

                  a. The payment of Retirement Benefits under the Plan and this Agreement is conditioned upon the Key Executive's full compliance with all of the terms of this Agreement.

                  b. The payment of Retirement Benefits under the Plan and this Agreement is, among other things, conditioned upon the Key Executive not, (i) at any time during his employment with the Company as provided for in his or her employment agreement, or in absence of any employment agreement with the Company, during the two years after termination of his employment with the Company (if such termination is earlier than his or her Normal Retirement
Date), or (ii) during the time the key Executive is receiving Retirement Benefits hereunder, directly or indirectly, anywhere in the United States of America or elsewhere in the world:

                           (1) engaging in any activity for or on behalf of any person (including the Key Executive) or entity engaged in a competitive line of business to that carried on by the Company (which term for purposes of this paragraph "b" includes the Company's affiliates (including, without limitation, distributors, licensees, franchisees, subsidiaries and joint ventures).

                           (2) soliciting or attempting to solicit business of any customers of the Company (including, during the Key Executive's employment with the Company, prospective customers to whom solicitation has been made on behalf of the Company and, after termination of Key Executive's employment with the Company, prospective customers to whom such solicitation has been made within one year prior to such termination) for products or services the same or similar to those offered, sold, produced or under development by the Company;

                           (3) otherwise diverting or attempting to divert from the Company any business whatsoever;

                           (4) soliciting or attempting to solicit for any business endeavor any employee of the Company; or

                           (5) interfering with any business relationship between the Company and any other person.

                  In the event that the Key Executive does not fulfill the conditions set forth above in this paragraph "b", all remaining benefits under this Agreement will be forfeited and the Company will have no further obligations under this Agreement to the Key Executive or any other person. Notwithstanding anything to the contrary contained in this paragraph "b", the provisions hereof shall not prevent the Key Executive from purchasing or owning up to two percent (2%) of the voting securities of any corporation, the stock of which is publicly traded. The provisions of this paragraph "b" shall have no further force or effect following termination of the Key Executive's employment with the Company which occurs after the occurrence of a "non-approved" Change in Control.

                  c. Notwithstanding any contrary provision of this Agreement, in the event that the Key Executive's employment with the Company is terminated for cause, the Key Executive shall not be entitled to any benefits under this Agreement. For purposes of this Agreement, the Company shall be deemed to have terminated the Key Executive's employment with the Company for cause only if such termination is effected by reason of the conviction of the Key Executive for a felony under federal or state law relating to the assets, business or affairs of the Company or by reason of fraud or misappropriation relating to the assets, business or affairs of the Company.

                  d. This Agreement shall not be deemed to create a contract of employment between the Company and the Key Executive and shall create no right in the Key Executive to continue in the Company's employ for any specific period of time, or to create any other rights in the Key Executive or obligations on the part of the Company, except as are set forth in this Agreement. Nor shall this Agreement in any manner restrict the right of the Company at any time, with or without cause, to terminate the Key Executive's employment.

                  4. FUNDING.

                  a. The Company's obligations under this Agreement shall be unfunded and the Company shall not be obligated under any circumstances to fund its obligations under this

Agreement. The Company may, however, at its sole and exclusive option, fund this Agreement in whole or in part. No such funding arrangement shall impair or derogate from the Company's direct obligation to the Key Executive under this Agreement.

                  b. If the Company shall determine to provide funds for the payment or the reimbursement of payment of benefits under this Agreement, in whole or in part, the manner of such funding, and the continuance or discontinuance of such funding, shall be the sole and exclusive decisions of the Company, to be determined by or pursuant to the direction of the Board or the Committee.

                  c. If the Company shall determine to provide for the payment or reimbursement to it of funds to cover the costs to it of this Agreement, in whole or in part, by procuring, as owner, for its own benefit or that of an assignee, life insurance on the life of the Key Executive and/or disability insurance with respect to the Key Executive, the form and amount of such insurance shall be the sole and exclusive decisions of the Company, and the Key Executive shall have no interest in or right to acquire any such insurance policy which the company may have procured. (Nothing in this Agreement shall in any way restrict the right of the Company to borrow against any cash surrender value of any such life insurance policy, to transfer or assign its interest in any such policy or otherwise to exercise any rights of ownership with respect to any such policy.) The Key Executive hereby agrees to submit to medical examination, supply such information and execute such documents as may be required by the insurance company or companies to whom the Company may have applied for any such insurance, at any time or from time to time during the Key Executive's lifetime.

                  5. EMPLOYMENT AND TERMINATION RIGHTS.

                  This Agreement shall not be deemed to create a contract of employment between the Company and the Key Executive and shall create no right in the Key Executive to continue in the Company's employ for any specific period of time, or to create any other rights in the Key Executive or obligations on the part of the Company, except as are set forth in this Agreement. Nor shall this Agreement in any manner restrict the right of the Company at any time, with or without cause, to terminate the Key Executive's employment.

                  6. KEY EXECUTIVE RIGHT TO ASSETS.

                  Subject to the rights, if any, of the Key Executive under any arrangement which may be instituted by the Company as contemplated by paragraph "a" of Section 4 hereof, the rights of the Key Executive, any designated recipient(s) of the Key Executive, the estate of the Key Executive or any other person claiming through the Key Executive under this Agreement shall be solely those of an unsecured general creditor of the Company. The Key Executive, any designated recipient(s) of the Key Executive, the estate of the Key Executive or any other person claiming through the Key Executive shall only have the right to receive from the Company those payments as specified under this Agreement or any such arrangement, if instituted. Except as expressly provided pursuant to any arrangement referred to in the first sentence of this Section 6, the Key Executive agrees that his or her designated recipient(s), his or her estate or any other person claiming through him or her shall have no rights or interest whatsoever in any asset of the Company, including any insurance policies or contracts which the Company may obtain to informally fund the obligations of the Company under this Agreement, and that any asset acquired by the Company in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held under any trust for the benefit of the Key Executive or his or her designated recipient(s) or his or her estate or any other person claiming through him or her, or considered security for the performance of the obligations of the Company. Except as so provided, such asset shall be, and remain, a general, unpledged and unrestricted asset of the Company.

                  7. INDEPENDENCE OF BENEFITS.

                  The benefits payable under this Agreement shall be independent of, and in addition to, any other benefits or compensation, whether by salary, bonus or otherwise, payable to the Key Executive under any employment arrangements or plans other than the Plan, including group insurance plans, incentive compensation plans and other retirement plans, that now exist or may hereafter exist from time to time.

                  8. ACCELERATION OF PAYMENTS.

                  Notwithstanding anything to the contrary contained herein, the Company reserves the right, and may at any time at its option elect, to accelerate the payment of any benefits payable under this Agreement without the consent of the Key Executive, his or her designated recipient(s), his or her estate, or any other person or entity or entities claiming through the Key Executive. In the event that the Company elects to accelerate the payment of such remaining benefits, the Company shall pay to the Key Executive or other person or entity or entities entitled to such benefits, in lieu of the monthly payments remaining due, a lump sum equal to the present value of such remaining monthly payments, computed on the basis of such reasonable interest rate as shall be determined by the Board or the Committee.

                  9. LEAVES OF ABSENCE.

                  The Company may, in its sole and exclusive discretion, permit the Key Executive to take a leave of absence when consonant with the Company's leave of absence policy at the time. During such authorized leave, the Key Executive will still be considered to be in the continuous active employment of the Company subject to all the conditions provided in this Agreement.

                  10. CHANGE IN CONTROL.

                  a. Notwithstanding any contrary provision of this Agreement, in the event that the Participant is actively employed by the Company or is deemed to be actively employed by the Company pursuant to Section 9 of the Plan, at the time that any "non-approved" Change in Control occurs, following such "non-approved" Change in Control, the Participant's Vested Percentage and Service Benefit shall be deemed to be 100%, and the Benefit Service shall be deemed to be equal to 15, irrespective of the number of Years of Service credited to the Participant pursuant to the Vested Service and Benefit Service requirements otherwise applicable.

                  (b) For purposes of the Plan and this Agreement, the term "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided, that, without limitation, such a change in control shall be deemed to have occurred if (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, "Person") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, "Beneficial Owner"), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities, (ii) the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any other corporation or entity, unless the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly, (A) if the Company is the surviving corporation in such transaction, 60% or more of the combined voting power of the Company's outstanding voting securities as well as 60% or more of the total market value of the Company's outstanding equity securities, (B) if the Company is not the surviving corporation, 80% or more of the combined voting power of the surviving entity's outstanding voting securities as well as 80% or more of the total market value of such entity's outstanding equity securities, or (C) in the case of a division, 80% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 80% or more of the total market value of each such entity's outstanding equity securities, in each case in substantially the same proportion as such shareholders owned shares of the Company prior to such transaction; (iii) the Company adopts a plan of complete liquidation or winding-up of the Company; (iv) the shareholders of the Company approve an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company's assets; or (v) during any period of 24 consecutive months, individuals (y) who at the beginning of such period constitute the Board of Directors of the Company or
(z) whose election, appointment or nomination for election was approved prior to such election or appointment by a vote of at least two-thirds of the directors in office immediately prior to such election or appointment who were directors at the beginning of such two-year period (other than any directors who prior to the Change in Control were associated or affiliated with any Person involved with any Change in Control or Attempted Change in Control), cease for any reason to constitute at least three-fourths of the Board of Directors of the Company.

                  (c) For purposes of the Plan and this Agreement, an "Attempted Change in Control" shall be deemed to have occurred (i) if any Person files (or fails to file when required to do so) with the Securities and Exchange Commission (the "SEC") a Statement on
Schedule 13D relating to voting securities of the Company (A) disclosing the acquisition of 10% or more thereof or (B) while disclosing the acquisition of less than 10% of such voting securities, indicates an intention to effect any of the transactions listed in Item 4 of Schedule 13D or otherwise to effect a Change in Control, (ii) upon the public announcement (including, without limitation, the filing with the SEC of a Statement on Schedule 14D-1) by any Person of an intention to make a tender offer or otherwise to effect a Change in Control, (iii) in the event of any solicitation of proxies for the election of directors of the Company pursuant to Rule l4a-11 of the Rules and Regulations under the Exchange Act or the filing of a Statement on Schedule 14B in anticipation thereof, (iv) the receipt by the Company from any Person of any other communication proposing, or indicating an intention, to effect a Change in Control by the acquisition of voting securities of the Company, the solicitation of proxies for the election of directors or otherwise or (v) if the Board of Directors of the Company or an authorized committee thereof otherwise determines that an Attempted Change in Control is pending. The termination of the pendency of an Attempted Change in Control shall be determined by the Board of Directors of the Company (or an authorized committee thereof); PROVIDED, that any Attempted Change in Control shall in any event be deemed to have terminated upon the occurrence of a Change in Control.

                  (d) A Change in Control shall be deemed, for purposes of the Plan and this Agreement, to be: (i) "non-approved" if (A) in connection with the consideration thereof by the Board of Directors of the Company, a majority of the Previous Members of the Board of Directors (as defined below), either before or after such Change in Control, (x) votes to disapprove of such Change in Control, (y) votes to approve of such Change in Control, but as a consequence of the existence of a competing proposal for a Change in Control, or (z) otherwise expressly declares that such Change in Control is "non-approved", or (B) a majority of the Previous Members of the Board of Directors neither expressly approves nor disapproves of such Change in Control, or (ii) "approved" if in connection with the consideration thereof by the Board of Directors of the Company, a majority of the Previous Members of the Board of Directors, either before or after such Change in Control, (x) approves of such Change in Control (other than as a consequence of the existence of a competing proposal for a Change of Control) or (y) otherwise expressly declares that such Change in Control is "approved", notwithstanding clause (A) (y) of this Section 5(c). The majority of the Previous Members of the Board of Directors shall indicate its approval or disapproval of a Change in Control by a statement or statements in writing to such effect. For purposes of this Plan and Agreement, Previous Members of the Board of Directors shall mean members of the Board of Directors of the Company as of the date of a Change in Control who had been in office for a period of at least two years immediately prior to such Change in Control (other than directors who prior to such Change in Control were appointed or elected as directors as a consequence of their association or affiliation with any Person effecting such Change in Control).

                  In addition, notwithstanding any previous determination that a Change in Control was "approved", such Change in Control may subsequently be determined, in good faith, to be "non-approved" by a majority of the Previous Members of the Board of Directors who are then still in office with the Company or a corporate successor of the Company (or if fewer than two such Previous Members of the Board of Directors are still in office, then by a majority of the Previous Members of the Board of Directors, whether or not still in office) within the 36-month period immediately following such Change in Control, if during such period there occur

(1) events of the types referred to in Section 10 hereof with respect to individuals who were officers of the Company at the time of the Change in Control, (2) defaults by the Company under this Plan and Agreement, (3) the involuntary termination (other than for cause or in the event of death or permanent disability) of the employment of a number of the officers of the Company who were officers immediately prior to such Change in Control exceeding 40% of the total number of such officers, or (4) the transfer (by sale, merger or otherwise) of all or substantially all the equity securities of the Company acquired by the Person effecting such Change in Control, of all or substantially all the assets of the Company, or of all or substantially all the equity securities of the Company's successor corporation, directly or indirectly, to a third party (other than a majority owned affiliate of such Person). In the event of such a subsequent determination, the Participants shall be entitled to all benefits arising under this Plan out of a "non-approved" Change in Control as if such Change in Control had been deemed "non- approved" initially. For purposes of this paragraph "(c)," the term "officers" shall not include individuals whose only office with the Company is Assistant Secretary or Assistant Treasurer.

                  (e) For the purposes of this Section, references to provisions of the Exchange Act and rules, regulations and schedules thereunder shall be to such provisions as they are in effect and interpreted as of the date of this Plan.

                       11. ASSIGNABILITY.

                  Except insofar as this provision may be contrary to applicable law, and except as provided for herein, neither this Agreement nor any benefits under or interests in this Agreement shall be assignable or transferable by the Key Executive or be subject to attachment, execution or similar process, and no assignment, pledge, collateralization, attachment, execution or other encumbrance or disposition of or on the Key Executive's interest in or benefits under this

Agreement shall be valid or recognized by the Company, and in the event of any attempt at any such disposition or process, the Company may immediately terminate this Agreement and it shall thereupon become null and void.

                  12. NOTICES.

                  Any notices required or permitted hereunder shall be in writing and shall be deemed to be sufficiently given at the time when delivered personally or when mailed by certified or registered first class mail, postage prepaid, addressed to either party hereto as follows:

                  If to the Company:

                           Sensormatic Electronics Corporation
                           951 Yamato Road
                           Boca Raton, Florida 33431
                           Attention: Chief Executive Officer;

                  If to the Key Executive:

                           At his or her last known address, as indicated by the employment records of the Company;

or to such changed address as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt.

                  13. GOVERNING LAW.

                  This Agreement shall be governed by the laws of the State of Delaware.

                  14. PARTIES IN INTEREST.

                  This Agreement is solely between the Company and the Key Executive. However, this Agreement shall be binding upon and, to the extent expressly provided for herein, shall inure to the benefit of the designated recipient(s), beneficiaries, heirs, executors and administrators of the Key Executive and shall be binding upon and inure to the benefit of the successors and assigns of the Company.

                  15. CONTROLLING INSTRUMENT.

                  In the event of any inconsistency between any provision of this Agreement and the Plan or any description or summary of the Plan furnished to the Key Executive before or after the date of this Agreement, the applicable provisions of this Agreement shall control.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                     SENSORMATIC ELECTRONICS CORPORATION



(CORPORATE SEAL)

                                     By:
                                         --------------------------------------
                                         President and Chief Executive Officer

Attest:



By:
   -----------------------------------
   (Secretary or Assistant Secretary)

Witnessed by:



                                             ----------------------------------
                                             [Key Executive's Signature]
                                             Type name of Key Executive

225140.1

                                   SCHEDULE A

           DESIGNATION OF DEATH BENEFIT RECIPIENT UNDER SUPPLEMENTAL
                  EXECUTIVE RETIREMENT PLAN FOR VICE PRESIDENT
                     LEVEL EMPLOYEES AND OFFICERS AGREEMENT

                  The undersigned, ____________________, hereby requests that Sensormatic Electronics Corporation (the "Company") (mark/change) its records to reflect __________________________ (1) as the designated recipient(s) of any death benefit payable pursuant to the Supplemental Executive Retirement Plan Agreement (the "Agreement") between the undersigned and the Company, in the event of the undersigned's death, and to make payments of any death benefit accrued to the above designated recipient(s) as provided for under the term of the Plan and said Agreement. The Company is instructed to treat the above designated recipient(s) as the vice president level employee's or officer's designated recipient until such time as it receives a new "Designation of Supplemental Executive Retirement Plan Agreement Death Benefit Recipient" from the undersigned which makes a change.




                                        ---------------------------------------
(Date)                                  (Key Executive's Signature)

Witness

(1)      Sample Designations:

         1.   Jane Smith, wife, if living, otherwise to John Smith, son.
         2. John Smith, son, and Mary Smith, daughter, equally, or to the survivor.
         3. Jane Smith, wife, if living, or otherwise to John Smith, son, and Mary Smith, daughter, equally, or to the survivor.
         4.   (Name of Recipient).
         5.   His estate.

                      SENSORMATIC ELECTRONICS CORPORATION

                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

                FOR VICE PRESIDENT LEVEL EMPLOYEES AND OFFICERS

            [For Those Persons Formerly in the Director Level SERP]

                  AGREEMENT, effective as of _____________, by and between Sensormatic Electronics Corporation, a Delaware corporation having its principal place of business at 951 Yamato Road, Boca Raton, Florida 33431 (the "Company"), and ___[NAME]__ residing at ________________
_________________________, (the "Key Executive").

                              W I T N E S S E T H:

                  WHEREAS, the Key Executive has been continually employed by the Company since __________ and has been serving in the capacity of ______________________ for at least three (3) years since [Date] and, therefore, is part of the Eligible Class described in Section 4 of the Company's Supplemental Executive Retirement Plan For Vice President Level Employees and Officers (the "Plan");

                  WHEREAS, the Key Executive is willing to continue in the employment of the Company provided the Company agrees to provide for certain benefits in the event of the Key Executive's retirement (or when attaining Normal Retirement Age, if no longer employed by the Company), death or disability, subject to and in accordance with the terms and conditions of the Plan and this Agreement; and

                  WHEREAS, the Key Executive has been selected by the Board of Directors of the Company (the "Board"), or by a committee designated by the Board to administer the Plan (the "Committee"), to participate in the Plan, in accordance with the terms and conditions of the Plan;

                  WHEREAS, in consideration of said selection, the Key Executive has agreed to terminate his or her participation in the Company's Supplemental Executive Supplemental Retirement Plan for Director Level Employees, and to forfeit any and all benefits thereunder payable to him or to her, or to any beneficiaries.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

                  1. TERMINATION OF CERTAIN RIGHTS. The Key Executive herewith terminates his or her participation in the Company's Supplemental Executive Supplemental Retirement Plan for Director Level Employees, and agrees with the Company that any and all benefits payable to him or her or his or her beneficiaries thereunder at any time are hereby waived, released and forfeited to the Company, and any agreement thereunder between the Company and the Key Person shall immediately terminate, shall have no further force or effect and shall be null and void. Notwithstanding the foregoing, a Participant's final Retirement Benefit under the Plan cannot be less than the benefit he or she would have been entitled to receive provided for in the Company's Supplemental Executive Retirement Plan for Director Level Employees and any agreement thereunder between the Company and the Key Executive.

                  2. INCORPORATION OF PLAN IN THIS AGREEMENT AND DESIGNATION OF BENEFICIARY.

                  a. The Company and the Key Executive hereby agree that all of the terms, provisions, conditions and definitions of the Plan (a copy of which is annexed hereto as Exhibit A) are hereby incorporated into this Agreement with the same force and effect as if they were fully set forth herein.

                  b. Any benefit payments due under the Plan on account of the death of the Key Executive shall be made by the Company to such person(s), entity or entities as the Key

Executive may designate in Schedule A annexed hereto and made a part hereof. The Key Executive shall have the right to change the designated recipient(s) of these payments by presenting to the Company prior to his or her death a revised designation in the form or substantially in the form of Schedule A annexed hereto. In the event the Key Executive shall fail to designate a recipient prior to his or her death, the payments shall be made to the Key Executive's estate.

                  3. EMPLOYMENT AND TERMINATION RIGHTS.

                  This Agreement shall not be deemed to create a contract of employment between the Company and the Key Executive and shall create no right in the Key Executive to continue in the Company's employ for any specific period of time, or to create any other rights in the Key Executive or obligations on the part of the Company, except as are set forth in this Agreement and in the Plan. Nor shall this Agreement in any manner restrict the right of the Company at any time, with or without cause, to terminate the Key Executive's employment.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                       SENSORMATIC ELECTRONICS CORPORATION

(CORPORATE SEAL)

                                       By:
                                          -------------------------------------
                                          President and Chief Executive Officer

Attest:




By:
   ------------------------------------
   (Secretary or Assistant Secretary)

Witnessed by:



                                            -----------------------------------
                                            [Key Executive's Signature]
                                            Type name of Key Executive

                                   SCHEDULE A

                     DESIGNATION OF DEATH BENEFIT RECIPIENT
                    UNDER SUPPLEMENTAL EXECUTIVE RETIREMENT
              PLAN FOR VICE PRESIDENT LEVEL EMPLOYEES AND OFFICERS

                  The undersigned, ____________________, hereby requests that Sensormatic Electronics Corporation (the "Company") (mark/change) its records to reflect __________________________ (1) as the designated recipient(s) of any death benefit payable pursuant to the Supplemental Executive Retirement Plan Agreement For Vice President Level Employees and Officers (the "Agreement") between the undersigned and the Company, in the event of the undersigned's death, and to make payments of any death benefit accrued to the above designated recipient(s) as provided for under the term of the Plan and said Agreement. The Company is instructed to treat the above designated recipient(s) as the Key Executive's designated recipient until such time as it receives a new "Designation of Death Benefit Recipient" from the undersigned which makes a change.



-----------------------------------           ---------------------------------
(Date)                                        (Key Executive's Signature)
                                              Type name of Key Executive

-----------------------------------
Witness

(1)      Sample Designations:

         1.   Jane Smith, wife, if living, otherwise to John Smith, son.
         2. John Smith, son, and Mary Smith, daughter, equally, or to the survivor.
         3. Jane Smith, wife, if living, or otherwise to John Smith, son, and Mary Smith, daughter, equally, or to the survivor.
         4.   (Name of Recipient).
         5.   His estate.